UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. 1)

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MGP Ingredients, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF 2005 ANNUAL MEETING OF
STOCKHOLDERS AND PROXY STATEMENT

MGP INGREDIENTS, INC.

1300 Main Street

Atchison, Kansas 66002

September 22, 2005

NOTICE OF ANNUAL MEETING

To the Stockholders:

The Annual Meeting of Stockholders of MGP Ingredients, Inc. will be held at the Atchison Heritage Conference Center, 710 South 9th Street, Atchison, Kansas 66002, on Thursday, October 13, 2005, beginning at 10:00 a.m., local time, for the following purposes:

•                                          To elect three directors, each for a three-year term expiring in 2008 and;

•                                          To transact such other business as may properly come before the meeting.

Holders of Common and Preferred Stock of record on the books of the Company at the close of business on August 20, 2005, will be entitled to vote at the meeting or any adjournment thereof.

STOCKHOLDERS ARE REQUESTED TO COMPLETE, SIGN, DATE AND MAIL PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY SO THAT, IF YOU ARE UNABLE TO ATTEND THE MEETING, YOUR SHARES MAY NEVERTHELESS BE VOTED.

By Order of the Board of Directors

Laidacker M. Seaberg
President and Chief Executive Officer

PROXY STATEMENT

This Proxy Statement and the enclosed form of Proxy are being furnished in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders of MGP Ingredients, Inc. (the “Company”) to be held on Thursday, October 13, 2005, as set forth in the preceding Notice.  It is expected that this Proxy Statement and the enclosed form of Proxy will be mailed to stockholders commencing September 22, 2005.

GENERAL INFORMATION

The holders of outstanding shares of Common Stock and Preferred Stock of the Company at the close of business on August 20, 2005 are entitled to notice of and to vote at the Annual Meeting.  The presence in person or by proxy of persons entitled to vote a majority of the issued and outstanding stock of each class of stock entitled to vote will constitute a quorum for the transaction of business at the meeting.  As of August 20, 2005, there were 16,288,630 shares of Common Stock outstanding and 437 shares of Preferred Stock outstanding.

Generally, holders of Common and Preferred Stock each vote separately as a class with respect to each matter that the class is authorized to vote on, with each share of stock in each class being entitled to one vote.  In connection with the election of directors, the holders of Common Stock are entitled to vote on the election of Group A directors and the holders of Preferred Stock are entitled to vote on the election of Group B directors.  The candidates for office who receive the highest number of votes will be elected.  Although no other proposals are scheduled to come before the meeting, the affirmative vote of the holders of a majority of the shares of Preferred Stock and of the holders of a majority of the shares of Common Stock present in person or by proxy at the meeting and entitled to vote thereat (or such higher voting requirement as may be specified by law or the Company’s Amended and Restated Articles of Incorporation) is required for approval of other proposals.

Abstentions and broker non-votes will be counted as present for purposes of determining the existence of a quorum at the Annual Meeting.  Abstentions will be treated as shares present and entitled to vote for purposes of any matter requiring the affirmative vote of a majority or other proportion of the shares present and entitled to vote.  With respect to shares relating to any Proxy as to which a broker non-vote is indicated on a proposal, those shares will not be considered present and entitled to vote with respect to any such proposal.  With respect to any matter brought before the Annual Meeting requiring the affirmative vote of a majority or other proportion of the outstanding shares of a class, an abstention or non-vote will have the same effect as a vote against the matter being voted upon.

Any stockholder giving a Proxy may revoke it at any time prior to its use by executing a later dated Proxy or by filing a written revocation with the Secretary of the Company.  A stockholder may also revoke a Proxy by appearing at the meeting and voting by written ballot.  All shares represented by a Proxy in the enclosed form that is properly executed and received in time for the meeting and not revoked will be voted.  If a choice is specified with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made.  If no choice is specified, the Proxy will be voted FOR each of the nominees named on the Proxy with respect to the election of directors.

The principal executive offices of the Company are located at 1300 Main Street, Atchison, Kansas 66002 and the Company’s telephone number at that address is (913) 367-1480.

ELECTION OF DIRECTORS

Nominees

One Group A Director and two Group B Directors are required to be elected at the Annual Meeting.  The holders of the Common Stock are entitled to vote for the person nominated for the Group A position.  The holders of Preferred Stock are entitled to vote for the persons nominated for the Group B positions.

Gary Gradinger has been nominated by the Board of Directors for election to the Group A position for a term expiring at the Annual Meeting in 2008.  Randall M. Schrick and Laidacker M. Seaberg have been nominated by the Board of Directors for election to the Group B positions for terms expiring at the Annual Meeting in 2008.  Mr. Schrick has been a director since 1987 and Mr. Seaberg has been a director since 1979.  Mr. Gradinger has been a director since June 1, 2005, when he was appointed to fill the unexpired term of Michael R. Haverty, who resigned in December 2004.  Each of the nominees has consented to serve if elected.  If for any reason any of the nominees should not be available or able to serve, the Proxies will exercise discretionary authority to vote for substitutes deemed by them to be in the best interests of the Company.

GROUP A NOMINEE
(For term expiring in 2008)

GARY GRADINGER

Mr. Gradinger, age 62, was appointed on June 1, 2005 to fill the unexpired term of Michael R. Haverty. He is a member of the Audit Review Committee and the Human Resources and Compensation Committee. Since 1983 he has served as the chairman and chief executive officer of Golden Star, Inc. , a privately owned company which is engaged in the production of textile cleaning, communication and safety products. He also serves as a director of Buffalo Funds, Buffalo Large Cap Fund, Inc., Buffalo High Yield Fund, Inc., Buffalo US Global Fund, Inc., Buffalo Balanced Fund, Inc. and Buffalo Small Cap Fund, Inc.

GROUP B NOMINEES (For terms expiring in 2008)

RANDALL M. SCHRICK

Mr. Schrick, age 55, has been a director since 1987. He joined the Company in 1973 and has been Vice President of Manufacturing and Engineering since May 2002. From July, 1992 to May, 2002, he was Vice President of Operations, and from 1984 to July, 1992, he was Vice President and General Manager of the Pekin plant. From 1982 to 1984, he was the Plant Manager of the Pekin plant. Prior to 1982, he held various management positions at the Atchison plant.

LAIDACKER M. SEABERG

Mr. Seaberg, age 59, has been a director since 1979. He joined the Company in 1969 and has served as the President of the Company since 1980 and as Chief Executive Officer since September, 1988. He is the son-in-law of Mr. Cray, Jr.

OTHER GROUP A DIRECTORS

JOHN R. SPEIRS

Mr. Speirs, age 56, has been a director since 2004. His current term expires in 2007. He is a member of the Audit Review Committee and the Human Resources and Compensation Committee. He is the chairman and co-founder of Stellus Consulting, a Minneapolis, Minnesota based strategy consulting firm formed in 2001 that specializes in business strategy, strategic visioning, merger and acquisition support and branding strategy. From 1998 to 2000 he served as Executive Vice President of Marketing for Diageo PLC and from 1989 to 1998 he served in various capacities with Pillsbury, the last being as Senior Vice President of Strategy and Brand Development from 1995 to 1998. Prior thereto he served as an officer and in other management capacities with Lever Brothers from 1975.

LINDA E. MILLER

Ms. Miller, age 52, has been a director since June, 2000. Her current term expires in 2006. She is Chairman of the Nominating Committee and is a member of the Audit Review Committee and the Human Resources and Compensation Committee. She is an independent marketing consultant and has been a Program Director of the University of Kansas School of Journalism since 1996 and a member of the Engineering Management Graduate Faculty since 1989.She was previously employed by Dupont, Baxter Healthcare and the American Business Women’s Association, Kansas City, Missouri.

DARYL R. SCHALLER, Ph.D.

Dr. Schaller, age 61, has been a director since October, 1997. His current term expires in 2006. He is Chairman of the Human Resources and Compensation Committee and a member of the Audit Review and Nominating Committees. He currently provides, and from 1996 through November 2001 provided, consulting services through his consulting firm, Schaller Consulting. He was Vice President of Research and Development of International Multifoods Corp., of Minneapolis, Minnesota, from November 2001 through June 2003. He retired from Kellogg Co. in 1996 after 25 years of service. He served Kellogg as its Senior Vice President—Scientific Affairs from 1994 until 1996, and previously was Senior Vice President—Research, Quality and Nutrition for Kellogg.

OTHER GROUP B DIRECTORS

MICHAEL BRAUDE

Mr. Braude, age 69, has been a director since 1991. His current term expires in 2006. He is a member of the Audit Review Committee, the Human Resources Committee and the Compensation and Nominating Committees. From November, 2000 until March 2004, he was Executive Vice President of Country Club Bank, Kansas City, Missouri. Previously, from 1984 until his retirement in November, 2000, he was the President and Chief Executive Officer of the Kansas City Board of Trade, a commodity futures exchange. Prior to 1984, he was Executive Vice President and a Director of American Bank & Trust Company of Kansas City. Mr. Braude is a director of NPC International, Inc., an operator of numerous Pizza Hut and other quick service restaurants throughout the United States, a director of Midwest Trust Company, Kansas City, Missouri, a trustee of Midwest Research

Institute and a trustee of the Kansas Public Employees Retirement System.

CLOUD L. CRAY, JR.

Mr. Cray, age 82, has been a director since 1957 and has served as Chairman of the Board since 1980. His current term expires in 2007. He served as Chief Executive Officer from 1980 to September, 1988, and has been an officer of the Company and its affiliates for more than 40 years.

JOHN E. BYOM

Mr. Byom, age 51, has been a director since 2004. His current term expires in 2007. He is Chairman of the Audit Review Committee and a member of the Human Resources and Compensation Committee. Currently, Mr. Byom is a self-employed business consultant.He left International Multifoods in March 2005 after 26 years with the company, including four years as Vice President of Finance and Chief Financial Officer, from March 2000 to June 2004. Most recently, after the sale of Multifoods to The J.M. Smucker Company in June 2004, he was President of Multifoods Foodservice & Bakery Products. Prior to his time as CFO, Mr. Byom was President, US Manufacturing from July 1999 to March 2000, and Vice President of Finance and IT for the North American Foods Division from 1993 to 1999. Mr. Byom held various other positions prior thereto, including Controller of the Bakery Products Division from 1990 to 1991 and Internal Auditor and Supervisor of Audit from 1979 to 1981.

CERTAIN INFORMATION CONCERNING THE BOARD AND ITS COMMITTEES

General. The Board has three standing committees:  Audit Review Committee, Nominating Committee and Human Resources and Compensation Committee.  The members of these committees throughout the last fiscal year were as follows: Audit Review Committee – John E. Byom (Chairman), Michael Braude, Linda E. Miller, Daryl R. Schaller and John R. Speirs; Nominating Committee – Linda E. Miller (Chairman), John R. Speirs and Michael Braude; Human Resources and Compensation Committee – Daryl R. Schaller (Chairman), Michael Braude, John E. Byom, Linda E. Miller and John R. Speirs.  Gary Gradinger was appointed to the Audit Review Committee and the Human Resources and Compensation Committee on June 1, 2005.

During the fiscal year ended June 30, 2005, the Board met 5 times, the Audit Review Committee met 5 times, the Human Resources Committee met 5 times and the Nominating Committee met 3 times.   Each director attended at least 75% of the meetings of the Board and the Committees of which the director was a member.

Audit Review Committee. The Audit Review Committee reviews the process involved in the preparation of the Company’s annual audited financial statements and appoints a firm of independent public accountants to serve as independent auditor and to conduct that audit and review the Company’s quarterly financial statements.  It also reviews and makes recommendations with regard to the process involved in the Company’s implementation of its conflict of interest and business conduct policy and is responsible for establishing and monitoring compliance under the code of ethics applicable to the chief executive and financial officers.  In connection with this work, the Committee annually reviews: (a) the adequacy of the Audit Review Committee’s written charter that has been adopted by the Board of Directors; (b) the independence and financial literacy of each member of the Audit Review Committee; (c) the plan for and scope of the annual audit; (d) the services and fees of the independent auditor; (e) certain matters relating to the independence of the independent auditor; (f) certain matters required to be discussed with the independent auditor relative to the quality of the Company’s accounting principles; (f) the audited financial statements and results of the annual audit; (g)

recommendations of the independent auditor with respect to internal controls and other financial matters; (h) significant changes in accounting principles that are brought to the attention of the Committee; and (i) various other matters that are brought to the attention of the Committee.

The Board of Directors has determined that John E. Byom is an “audit committee financial expert”, as defined in Item 401(h) of SEC Regulation S-K.  The Board has determined that Mr. Byom is independent, as independence for audit committees is defined in the applicable listing standards of the National Association of Securities Dealers. Under SEC regulations, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for purposes of section 11 of the Securities Act of 1933.  Further, the designation or identification of a person as an audit committee financial expert does not impose any duties, obligations or liability on such person that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification and does not affect the duties, obligations or liability of any other member of the audit committee or board of directors.

The Board has determined that each member of the Audit Review Committee is “independent”, as independence for audit committees is defined in the applicable listing standards of the National Association of Securities Dealers.  The Board of Directors has adopted a written charter for the Audit Review Committee, a copy of which is attached as an appendix to this proxy statement.

The information in or referred to in the foregoing paragraph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

Human Resources and Compensation Committee. The Human Resources and Compensation Committee recommends to the Board of Directors the compensation of the Chief Executive Officer and other executive officers of the Company.   The Committee approves a bonus system for various key employees and reviews the scope and type of compensation plans for management personnel.  The Committee administers the Company’s Executive Stock Bonus Plan, the Salaried and Senior Stock Incentive Plans and the Directors’ Stock Option Plans, and also serves as an executive search committee.   Each of the members of the Human Resources and Compensation Committee is independent, as defined in the listing standards of the National Association of Securities Dealers applicable to compensation committees.

Nominating Committee. The purposes of the Nominating Committee are to recommend to the Board the qualifications for new director nominees, candidates for nomination and policies concerning compensation and length of service.  The Nominating Committee has a charter, a copy of which is available to stockholders on the company’s website at www.mgpingredients.com.  Each of the members of the Nominating Committee is independent, as defined in the listing standards of the National Association of Securities Dealers applicable to nominating committees.

In identifying nominees for the Board of Directors, the Nominating Committee relies on personal contacts of the committee members and other members of the Board of Directors and management.  The Nominating Committee will also consider candidates recommended by stockholders in accordance with its policies and procedures. However, the Nominating Committee may choose not to consider an unsolicited candidate recommendation if no vacancy exists on the Board.  The Nominating Committee may, in its discretion, use an independent search firm to identify nominees.  This year’s new nominee, Mr. Gradinger, was recommended to the Nominating Committee by the Company’s Chairman of the Board, Mr. Cray.

The Nominating Committee believes each candidate for the Board should be a person known for his or her integrity and honesty and should have, by education or experience, knowledge or skills which may be helpful to the Board in exercising its oversight responsibilities.  A sufficient number of Board members must meet the tests for independence set forth in the applicable listing standards of the National Association of Securities Dealers and Section 10A of the Exchange Act to permit the Company to satisfy applicable NASD and legal requirements.  The Committee also believes it is desirable for at least one Board member to be an

“audit committee financial expert”, as defined in Rule 401(h) of Regulation S-K.  In considering candidates, the Committee may take into account other factors as it deems relevant.

In evaluating potential nominees, the Nominating Committee determines whether the nominee is eligible and qualified for service on the Board of Directors by evaluating the candidate under the selection criteria set forth above. The Nominating Committee will conduct a check of the individual’s background and will conduct personal interviews before recommending any candidate to the Board.  The Nominating Committee in its sole discretion may require candidates (including a stockholder’s recommended candidate) to complete a form of questionnaire to elicit information required to be disclosed in the Company’s proxy statement.

Stockholders who wish to recommend candidates for consideration by the Nominating Committee in connection with next year’s annual meeting should submit the candidate’s name and related information in writing to the chairperson of the Nominating Committee in care of the Company’s Secretary, at 1300 Main, P.O. Box 130, Atchison, Kansas, 66002, on or before May 25, 2006.  In addition to the name of the candidate, a stockholder should submit

•                  his or her own name and address as they appear on the Company’s records;

•                  if not the record owner, a written statement from the record owner of the shares that verifies the recommending stockholder’s beneficial ownership and period of ownership and that provides the record holder’s name and address as they appear on the Company’s records;

•                  a statement disclosing whether such recommending stockholder is acting with or on behalf of any other person, entity or group and, if  so , the identity of such person, entity or group;

•                  the written consent of the person being recommended to being named in the proxy statement as a nominee if nominated and to serving as a director if elected;

•                  pertinent information concerning the candidate’s background and experience, including information regarding such person required to be disclosed in solicitations of proxies for election of  directors under Regulation 14A of the Securities Exchange Act of 1934, as amended.

Director Fees. Non-employee directors are paid a retainer at the rate of $2,500 quarterly, $625 for attendance at each meeting of the Board, and $312.50 for attendance at each meeting of a committee of the Board.  Employee directors receive a fee of $437.50 for attendance at each meeting of the Board of Directors.  Pursuant to a stockholder approved plan, each non-employee director also receives an automatic grant of an option to purchase 2,000 shares of the Company’s Common Stock on the first business day following each annual meeting of stockholders at a price equal to the fair market value of the Common Stock on that date.  Options become exercisable on the 184th day following the date of grant and expire on the sooner of (a) ten years from the date of grant, (b) three years following termination of the director’s office due to retirement following age 70, (c) one year following termination of the director’s office due to death or (d) 90 days following the date of the termination of the director’s term of office for any other reason.

Communications with Directors and Director Attendance at Shareholder Meetings. The Company’s policy is to ask directors to attend the annual meeting of stockholders, and all of the directors attended last year’s annual meeting.  Stockholders may communicate directly with board members by writing the board or individual board members in care of the Company’s secretary at the Company’s executive offices.  Letters should be addressed as follows: Name of director - In care of Marta Myers, Secretary - MGP Ingredients, Inc. – 1300 Main Street, P.O. Box 130  - Atchison, Kansas 66002.

AUDIT REVIEW COMMITTEE REPORT

The Audit Review Committee has reviewed and discussed with management the audited financial statements for the fiscal year ended June 30, 2005; has discussed with the independent auditor the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU ss. 380), as modified or supplemented; has received the written disclosures and letter from the independent auditor required by Independence Standards Board Standard No. 1, as may be modified or supplemented; and has discussed with the independent auditor the auditor’s independence.  Based on such review and discussions, the Audit Review Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended June 30, 2005 be included in the Company’s Annual Report on Form 10-K for filing with the Securities and Exchange Commission.

This report is made over the name of each continuing member of the Audit Review Committee at the time of such recommendation, namely John E. Byom (Chairman), Michael Braude, Gary Gradinger, Linda E. Miller, Daryl R. Schaller and John R. Speirs.

The Audit Review Committee Report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

AUDIT AND CERTAIN OTHER FEES PAID ACCOUNTANTS

Set forth below are the aggregate fees billed the Company by its principal accountant, BKD, LLP, for the fiscal years ended June 30, 2005 and 2004 for (i) professional services rendered for the audit of the Company’s annual financial statements and the reviews of the financial statements included in the Company’s reports on Form 10-Q during such fiscal year (“Audit Fees”), (ii) assurance and related services that are reasonably related to the performance of the audit or review of the Company financial statements but are not included in Audit Fees (“Audit-Related Fees”), (iii) professional services rendered for tax compliance, tax advice or tax planning (“Tax Fees”) and (iv) other products and services (“Other Fees”), consisting primarily of information system advisory services.  The Audit Review Committee has considered whether the provision of such services is compatible with maintaining the independence of BKD, LLP.  The Audit Review Committee has the sole right to engage and terminate the Company’s independent auditor, to pre-approve the performance of audit services and permitted non-audit services and to approve all audit and non-audit fees. The Audit Review Committee has empowered its chairman to act on the committee’s behalf between meetings to approve permitted non-audit services; the chairman must report any such services to the Audit Review Committee at its next scheduled meeting.

	Amount
Type of Fee	2004	2005

Audit Fees	$118,034	$295,056

Audit Related Fees	35,484	70,480

Tax Fees	14,347	57,926

All Other Fees	196,494	0

Total	$364,359	$423,462

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information concerning compensation for each of the years ending June 30, 2005, 2004, and 2003 awarded to, earned by, or paid to the five most highly compensated executive officers of the Company for services rendered in each of those years.

SUMMARY COMPENSATION TABLE

		Annual Compensation			Long-Term Compensation Awards
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)	Restricted Stock Award(s)(2) ($)	Securities Underlying Options (#)	All Other Compensation ($)(1)

Laidacker M. Seaberg	2005	$433,246	—	—	$122,840	—	$18,500
President and Chief	2004	404,830	$230,753	—	278,716	—	18,450
Executive Officer	2003	391,140	—	—	—	—	17,998

Michael J. Trautschold	2005	214,044	—	—	61,420	—	18,500
Executive Vice President	2004	200,005	104,963	—	138,177	—	18,450
Marketing and Sales	2003	244,478	—	—	—	12,000	17,998

Randy M. Schrick	2005	199,006	—	—	58,100	—	17,911
Vice President of	2004	189,564	87,048	—	129,910	—	18,450
Manufacture and Engineering	2003	188,154	5,000	—	—	—	16,936

Sukh Bassi, Ph.D.	2005	197,646	—	—	56,440	—	17,788
Vice President-	2004	188,269	86,453	—	129,910	—	18,450
New Products Innovation/Technology & Chief Science Officer	2003	182,269	—	—	—	—	16,406

Brian Cahill	2005	188,680	—	—	54,780	—	16,981
Vice President &	2004	178,000	81,738	—	122,824	—	18,450
Chief Financial Officer	2003	170,688	—	—	—	5,000	15,362

(1)                                  Consists of the amount of the Company’s contributions to the Company’s Employee Stock Ownership Plans and 401(k) plan allocated to the accounts of each executive officer for the years indicated.

(2)                                  Consists of restricted shares awarded under the Company’s Stock Incentive Plan of 1996 and its 1998 Stock Incentive Plan for Salaried Employees.  Generally, the restricted stock award in 2004 and 2005 will vest if the Company achieves specific financial objectives over a performance period ending June 30, 2006, in the case of the 2004 awards, and June 30, 2007, in the case of the 2005 awards; if those objectives are not met, the restricted stock will vest on June 30, 2010, in the case of the 2004 awards, and June 30, 2011, in the case of the 2005 awards. Accelerated or partial vesting may be permitted upon a change of control or if employment is terminated as a result of death, disability, retirement or termination without cause. Dividends are paid on the restricted shares.  At June 30, 2005, the number and value of the restricted shares held by each of the named executive officers were as follows:  Laidacker M. Seaberg – 62,000 shares, $514,600;  Michael J. Trautschold – 30,800 shares, $255,640; Randy M. Schrick – 29,000 shares, $240,700;  Brian T. Cahill – 27,400 shares, $227,420;  Sukh Bassi, PH.D. – 28,800 shares, $239,040.

The amounts shown in the table do not include restricted share awards made to the Named Executive Officers on August 30, 2005 as follows:  Laidacker M. Seaberg  – 29,600 shares, Michael J. Trautschold – 14,600 shares, Randy M. Schrick – 13,500 shares, Brian T. Cahill – 13,000 shares, and Sukh Bassi, Ph.D.- 13,600 shares.  Such awards will vest if the Company achieves specific financial objectives over a performance period ending June 30, 2008;  if those objectives are not met, these restricted shares will vest on June 30, 2012.  Accelerated or partial vesting may be permitted upon a change of control or if employment is terminated as a result of death, disability, retirement or termination without cause.  Dividends are paid on the restricted shares.

Option Exercises and Year-End Holdings

The following table provides information, with respect to the named executive officers, concerning the exercise of options during the fiscal year ended June 30, 2005, and unexercised options held as of the end of such fiscal year.

AGGREGATED OPTION EXERCISES IN FISCAL 2005
AND FY-END OPTION VALUES

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options at FY-End (#) Exercisable/ Unexercisable	Value of Unexercised In-the-Money Options at FY-End ($) Exercisable/ Unexercisable

Laidacker M. Seaberg	—	—	228,000/12,000	615,600/22,320
Michael J. Trautschold			45,000/23,000	127,530/82,010
Randall M. Schrick			30,800/6,000	78,820/11,160
Dr. Sukh Bassi			7,500/3,500	21,110/6,510
Brian T. Cahill	—	—	71,500/8,500	202,950/29,910

PERFORMANCE OF THE COMPANY’S COMMON STOCK

The stock performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

The following performance graph compares the performance of the Company’s Common Stock during the period beginning June 30, 2000 and ending June 30, 2005, to the Center for Research in Security Prices of the University of Chicago Graduate School of Business (“CRSP”) index for the NASDAQ Stock Market (the “NASDAQ COMPOSITE” index consisting of US companies) and a peer group CRSP index consisting of active NASDAQ stocks of US processors of food and kindred products having SIC codes between 2000 - 2099 (the “NASDAQ Food” index) for the same period.  The number of companies in the NASDAQ Food index varies from period to period but consisted of 35 companies at the end of June 2005.  The graph assumes a $100 investment in the Company’s Common Stock and in each of the indexes at the beginning of the period and a reinvestment of dividends paid on such investments throughout the period.

VALUE OF $100 INVESTMENTS
ASSUMING REINVESTMENT OF DIVIDENDS AT JUNE 30, 2000
AND AT EACH SUBSEQUENT JUNE 30

	2000	2001	2002	2003	2004	2005
MGPI	$100.0	$136.1	$160.3	$110.2	$496.3	$216.1
NASDAQ FOOD	$100.0	$54.3	$37.0	$41.1	$51.8	$52.3
NASDAQ COMPOSITE	$100.0	$128.5	$167.7	$169.0	$224.3	$250.9

REPORT OF THE HUMAN RESOURCES AND COMPENSATION COMMITTEE

The report of the Human Resources and Compensation Committee of the Board of Directors shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

Human Resources and Compensation Committee Interlocks and Insider Participation.  Executive compensation is based primarily upon recommendations made to the Board of Directors by the Company’s Human Resources and Compensation Committee (the “Committee”).  The Committee for the year ended June 30, 2005, consisted of Daryl R. Schaller, Ph.D. (Chairman), Michael Braude, John E. Byom, Linda E. Miller and John R. Speirs.  All of the members of the Committee are non-employee directors of the Company.  The Committee recommends to the Board of Directors compensation and compensation plans for the Chief Executive Officer and other executive officers.  The recommendations are acted upon by the full board, which includes Messrs. Seaberg and Schrick, who are two of the five highest paid officers of the Company.

This report is provided by the Committee to assist stockholders in understanding the Committee’s philosophy in establishing the compensation of the Chief Executive Officer and all other Executive Officers of the Company for the year ended June 30, 2005.

Compensation Philosophy.  Historically, executive compensation has been designed to link rewards with business results and stockholder returns consistent with (a) the executive’s level of responsibility, (b) compensation paid to the executive in the prior year, (c) the Company’s performance for the year and the prior year, (d) the executive’s individual performance for the year and the prior year, (e) salary levels for executives in comparable positions in comparable enterprises, (f) inflation, and (g) a variety of other factors.  The components of Executive Compensation which reflect this philosophy may consist of (i) annual base salary, (ii) annual cash bonuses, (iii) annual stock bonuses, (iv) stock options or other stock incentives, and (v) equity-based retirement compensation, which is reflected in the Company’s Employee Stock Ownership Plan and 401(k) Plan.  In formulating its compensation recommendations, the Committee considered information and recommendations provided by management and by Arthur J. Gallagher & Company, a nationally known and recognized firm of management consultants.

Base Salary.  The past practice of the Committee has been to establish base salaries of all executives prior to the beginning of the fiscal year based on the various factors described in the preceding paragraph.  In fiscal 2005, the Committee increased base salaries of the named executive officers to the levels indicated in the Summary Compensation Table to keep salary levels reasonably consistent with inflation and salary levels for executives in comparable positions in comparable enterprises.  These increases were based in large part on studies conducted by Arthur J. Gallagher & Company.

Annual Cash Bonuses.  For fiscal 2005, the Committee determined that each officer would have an opportunity to receive a cash bonus equal to a percentage of base salary ranging from a minimum of 30% at target level performance to 80% at maximum level performance (50% to 100% in the case of the Chief Executive Officer), depending upon position and the extent to which certain Company performance measures were met.  The Company’s performance measures were not met and no bonuses were paid under this program with respect to fiscal 2005.

The Committee has authorized a $50,000 bonus pool that may be paid, based upon the recommendation of the Chief Executive Officer, to reward superior performance by any employee of the Company other than the CEO.  This bonus pool was utilized in fiscal 2005.

Stock Incentives.  The Committee recognizes the need to provide medium term incentives for the retention and motivation of Senior Executives, consistent with the desire to conserve cash.  From 1996 through fiscal 2003, the Committee granted stock options to Senior Executives on an annual basis.  In fiscal 2004, after consultation with Pearl Meyer & Partners, a compensation consultant, the Committee determined to award performance accelerated restricted shares instead of stock options with a view to, among other matters, promoting increased financial performance over the long-term, increasing management ownership of stock so as to better motivate performance and matching of management and stockholder interests.  Restricted shares were awarded in fiscal 2004 and 2005 based on salary levels of recipients and generally will vest after seven years, subject to accelerated vesting in three years if the Company meets a specified earnings per share performance target set by the Committee.  All options and restricted share awards were granted under either the Stock Incentive Plan of 1996 or the Stock Incentive Plan of 2004, both of which were approved by stockholders.

Equity Based Retirement Compensation.  The final component of executive compensation consists of equity based retirement compensation through participation in the Company’s employee stock ownership plans for salaried and certain hourly employees (“Salaried ESOP”) and 401(k) Plan.  The amount of the Company’s contributions to the Salaried ESOP and the 401(k) Plan is determined by the Board each year based upon the recommendation of the Committee.  The Committee bases its recommendation primarily upon Company performance for the year.

Under the Salaried ESOP, amounts contributed by the Company are invested in shares of the Company’s Common Stock.  Shares purchased are allocated to participant accounts in proportion to the participant’s eligible compensation (as defined).  Generally, accounts are distributed to participants who have completed at least five years of service upon death, permanent disability or retirement.  In fiscal 2005, the Company contributed an amount equal to 4-1/2% of eligible compensation for the Salaried ESOP.  This is the same amount as in the prior year.

The Company has maintained a 401(k) Plan for the benefit of employees for several years but prior to fiscal 2001 had not made a contribution to it.  During fiscal 2001, the Board determined to reduce the Company’s contribution to the Salaried ESOP and to contribute an amount equal to the reduction to the 401(k) Plan.  Five years service is required for full vesting in the amount of the Company contribution.  In fiscal 2005, the Company contributed an amount equal to 4-1/2% of eligible compensation to the 401(k) Plan.

Compensation of the Chief Executive Officer for Fiscal 2005.  All of the components of fiscal 2005 compensation of the Chief Executive Officer were determined in accordance with the criteria described above.   Salary, bonus and restricted share awards to Mr. Seaberg for fiscal 2005 are as reported in the Compensation Table.

This report is being made over the names of Daryl R. Schaller, Ph.D. (Chairman), Michael Braude, John E. Byom, Linda E. Miller and John R. Speirs, who are the continuing members of the Committee which passed on Executive Compensation for fiscal 2005.

PRINCIPAL STOCKHOLDERS

The following table sets forth as of July 1, 2005 the number of shares beneficially owned and the percentage of ownership of the Company’s Preferred Stock and Common Stock by (i) each person who is known by the Company to own beneficially more than 5% of either class of the Company’s capital stock outstanding, (ii) each director of the Company, (iii) each of the executive officers named in the Summary Compensation Table and (iv) all directors and executive officers of the Company as a group.

	Shares Beneficially Owned (a)
	Common Stock			Preferred Stock
Stockholder	No. of Shares	%		No. of Shares	%

Sukh Bassi, Ph. D.(b)	64,438		*
Michael Braude (b)	7,293		*
John E. Byom	3,708
Brian Cahill (b)(c)	110,841		*
Cloud L. Cray, Jr.(b)(d)(e)	3,938,974	24.2		333	76.2
Richard B. Cray (d)(f)	53,000		*	334	76.4
Gary Gradinger	0
Richard Larson (c)	3,200		*
Linda E. Miller (b)	10,670		*
Dave Rindom (c)	51,965		*
Daryl Schaller (b)	18,037		*
Randy M. Schrick (b)(c)(g)	109,706		*

Laidacker M. Seaberg (b)(c)(d)(h)	1,263,873	7.7		404	92.4
John R. Speirs	3,818
Michael J. Trautschold (b)	84,658		*
Cray Family Trust (d)	—	—		333	76.2
Trustees of the Company’s ESOPs (c)	1,342,055	8.2
All Executive Officers and Directors as a Group of 19 (b)(i)	7,130,895	43.9		404	92.4

* less than 1%

(a)                                  For the purposes of the table, a person is deemed to be a beneficial owner of shares if the person has or shares the power to vote or to dispose of them.  Except as otherwise indicated in the table or the footnotes below, each person had sole voting and investment power over the shares listed in the beneficial ownership table and all stockholders shown in the table as having beneficial ownership of 5% or more of either of the classes of stock had business addresses at 1300 Main Street, Atchison, Kansas 66002, as of July 1, 2005.  Stockholders disclaim beneficial ownership in the shares described in the footnotes as being “held by” or “held for the benefit of” other persons.

(b)                                 The table includes shares which may be acquired pursuant to stock options granted under the Company’s stock option plans that become exercisable on or before September 1, 2005.  These consist of options held by one non-employee director (Mr. Cray) to purchase 18,000 shares and one non-employee director (Mr. Schaller) to purchase 16,000 shares, and four non-employee directors (Ms. Miller and Messrs. Braude, Byom and Speirs) to purchase 2,000 shares, options held by Messrs. Bassi, Cahill, Schrick, Seaberg, and Trautschold to purchase 11,000, 68,000, 30,800, 228,044 and 45,000 shares, respectively, and options held by all executive officers and directors as a group to purchase 489,994 shares.

(c)                                  The Company’s Employee Stock Ownership Plans (ESOPs) hold for the benefit of participants 1,342,055 shares of Common Stock, all of which are attributed in the table to each of the five trustees, who are the same for each Plan.  The trustees are obligated to vote the shares which are allocated to participants in accordance with instructions given by such participants, all of which were allocated at July 1, 2005.  Any unallocated shares are voted by the trustees.  The trustees, and the number of shares allocated to their accounts, are as follows:  Mr. Seaberg (142,942 shares); Mr. Larson (9,200 shares); Mr. Cahill (28,398 shares); Mr. Rindom (18,274 shares); and Mr. Schrick (51,529 shares).  A total of 215,021 shares are allocated to the accounts of all other officers and directors.  The number and percentage of ownership shown after the names of each of the Trustees in the table above do not include any of the 1,342,055 shares or any of the shares allocated to their individual accounts.  Accordingly, the aggregate beneficial ownership for each of the Trustees may be deemed to be the individual amounts and percentages shown, plus 1,342,055 shares and 8.2%.

(d)                                 The Cray Family Trust holds 333 shares of Preferred Stock which are attributed in the table to the trustees, who share the power to vote and dispose of such shares.  The trustees are Mr. Cray, Jr., Mr. Seaberg and Mr. Richard B. Cray.  Actions by the trustees with respect to the voting or disposition of the shares may be effected by majority vote. Each trustee may appoint his successor, provided the successor must be and all time remain a stockholder and officer of the company.  Upon termination of the trust, the shares are to be distributed as directed by the trustors by power of appointment or, if such power is not exercised, to the beneficiaries designated in the trust.

(e)                                  Includes 259,926 shares of Common Stock held by the Cray Medical Research Foundation with respect to which Mr. Cray, Jr. is a director, 958,624 shares of Common Stock held by other family trusts with respect to which Mr. Cray, Jr. or his spouse is a trustee and 48,000 shares held by the Cloud L. Cray Foundation.

(f)                                    Includes 333 shares of Preferred Stock held by the Cray Family Trust and 48,000 shares of Common Stock held by a foundation with respect to which Mr. Richard B. Cray is a Trustee.

(g)                                 Includes 2,178 shares held by Mr. Schrick’s wife.

(h)                                 Includes 220,710 shares held by Mr. Seaberg’s wife.

(i)                                     Includes shares discussed under notes (a) through (h) as well as shares held by members of the families of officers not listed in the table.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and directors, and persons who own more than 10% of the Company’s Common Stock, to file reports of ownership and changes in ownership with the SEC and NASDAQ.  Executive officers, directors and greater-than-10% beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.  Based solely on a review of the copies of such forms furnished to the Company, the Company believes that during fiscal 2005, all of its executive officers, directors and greater-than-10% beneficial owners complied with the Section 16(a) filing requirements.

RELATED TRANSACTIONS

During fiscal 2005, the Company bought $56,407 of paper goods, janitorial supplies, food and beverage products  from a company owned by members of Mr. Schrick’s family, of which he is an officer.

OTHER MATTERS

A Proxy confers discretionary authority with respect to the voting of shares represented thereby on any other business that properly may come before the meeting as to which the Company did not have notice prior to July 31, 2005.  The Board of Directors is not aware that any such other business is to be presented for action at the meeting and does not itself intend to present any such other business.  However, if any such other business does come before the meeting, shares represented by proxies given pursuant to this solicitation will be voted by the persons named in the Proxy in accordance with their best judgment.  A Proxy also confers discretionary authority on the persons named to approve minutes of last year’s Annual Meeting, to vote on matters incident to the conduct of the meeting and to vote on the election of any person as a director if a nominee herein named should decline or become unable to serve as a director for any reason.

INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors has selected the firm of BKD, LLP as independent certified public accountants to audit the books, records and accounts of the Company for fiscal 2006.  The selection was made upon the recommendation of the Audit Review Committee.  BKD, LLP has audited the Company’s books annually since 1958.

Representatives of BKD, LLP will be present at the stockholders’ meeting.  They will have the opportunity to make a statement and will be available to respond to appropriate questions.

PROXY SOLICITATIONS

The cost of soliciting proxies will be borne by the Company.  The Company will reimburse brokers, banks or other persons for reasonable expenses in sending proxy material to beneficial owners.  Proxies may be solicited through the mail and through telephonic or telegraphic communications to, or by meetings with, stockholders or their representatives by directors, officers and other employees of the Company who will receive no additional compensation therefor.

Stockholders who intend to present proposals for inclusion in the Company’s Proxy Statement for the next Annual Meeting of Stockholders on October 12, 2006 must forward them to the Company at 1300 Main Street, P.O. Box 130, Atchison, Kansas 66002, Attention:  Marta L. Myers, Corporate Secretary, so that they are received on or before May 25, 2006.  In addition, proxies solicited by management may confer discretionary authority to vote on matters which are not included in the proxy statement but which are raised at the Annual Meeting by stockholders, unless the Company receives written notice of the matter on or before August 8, 2006, at the above address.

HOUSEHOLDING

Only one copy of the Company’s Annual Report and Proxy Statement has been sent to multiple stockholders of the Company who share the same address and last name, unless the Company has received contrary instructions from one or more of those stockholders.  This procedure is referred to as “householding.”  In addition, the Company has been notified that certain intermediaries, i.e., brokers or banks, will household proxy materials.  The Company will deliver promptly, upon oral or written request, a separate copy of the Annual Report and Proxy Statement to any stockholder at the same address.  If you wish to receive a separate copy of the Annual Report and Proxy Statement, you may write to the Corporate Secretary of the Company at MGP Ingredients, Inc.,  1300 Main Street, P.O. Box 130, Atchison, Kansas 66002 or call the Corporate Secretary at 913-360-5232.  You can contact your broker or bank to make a similar request.  Stockholders sharing an address who now receive multiple copies of the Company’s Annual Report and Proxy Statement may request delivery of a single copy by writing or calling the Company at the above address or by contacting their broker or bank, provided they have determined to household proxy materials.

By Order of the Board of Directors

Laidacker M. Seaberg
President and Chief Executive Officer

September 22, 2005

Appendix A

CHARTER OF

MGP INGREDIENTS, INC.

(the “Company”)

AUDIT REVIEW COMMITTEE

Adopted by the Board of Directors on March 8, 2000

amended and restated effective as of August 26, 2003 and October 13, 2004

The Company’s Board of Directors has established an Audit Review Committee (the “Committee”).  The following charter will govern the purpose, organization, membership, authority and duties of the Committee.

1.             Purpose.  The principal purpose of the Committee is to oversee the Company’s (i) accounting and financial reporting processes and (ii) financial statement audits.(1)  In this regard and as more fully set forth herein, the Committee:

(a)           appoints, replaces and approves the services and sets the compensation of the firm of independent public accountants to serve as Independent Auditor;

(b)           meets with the Independent Auditor and management to review matters relating to financial reporting and accounting procedures and policies, the adequacy of internal controls and the scope of the audit performed by the Independent Auditor;

(c)           reviews the results of the audit; and

(d)           submits any recommendations it may have from time to time to the Board of Directors with respect to financial reporting and accounting procedures and policies, internal controls and other matters that may come to its attention.

The Committee is also charged with the responsibility of annually reviewing the process involved in the Company’s implementation of its Conflict of Interest and Business Conduct Policy and making recommendations to management and the Board regarding that process and with certain responsibilities under the Company’s Code of Ethics.

2.             Organization of Committee.

(a)           Number and Qualifications.  The Committee shall be comprised of not less than three directors.  No member shall have a relationship to the Company which, in the opinion of the Board, would interfere with the exercise of his or her independent judgment in carrying out the responsibilities of a director.  Each member shall meet the applicable independence requirements of Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the “Act”) and of the NASD Rules, except as permitted by Rules.(2)  Each member shall be able to read and understand fundamental financial statements, including the

(1)           Although the Committee has the responsibilities and powers set forth in this Charter, it is not the responsibility of the Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are accurate or complete or whether they have been prepared in accordance with generally accepted accounting principles and applicable rules and regulations.  These are the responsibility of management and the Independent Auditor.

(2)           Under exceptional and limited circumstances, the Board may determine that membership on the Committee by an individual who is not independent, as defined in the NASD Rules, is required by the best interests of the Company and its shareholders.  In such cases, the Board shall disclose, in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination.  In the exercise of its business judgment the Board may consider applicable transition rules.

Company’s balance sheet, income statement, and cash flow statement, at the time of his or her appointment to the Committee.  At least one member shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.  In appointing members to the Committee, the Board shall consider whether at least one member is an “audit committee financial expert” as defined in the Securities Exchange Act of 1934, as amended (the “Act”) and the rules promulgated thereunder.

(b)           Committee Chairman.  The Board of Directors shall appoint one member of the Committee as the chairperson for such term as the Board may specify at the time of the appointment.  The Committee chairperson shall have the responsibility of moderating and presiding over meetings of the Committee and shall have such other responsibilities as may be assigned by resolution of the Board or the Committee.  If the Committee Chairman is not present, the Committee members may designate a chairman by majority vote of the Committee membership.

(c)           Rules of Procedure.  The Committee shall operate in accordance with such rules of procedure as it may from time to time establish.

3.             Authority.

(a)           General.  The Committee shall have the authority necessary to enable it to carry out its responsibilities as set forth in this Charter.  All employees are directed to cooperate as requested by members of the Committee.

(b)           Appointment of Independent Auditor.  The Committee shall have the sole authority to appoint or replace the Independent Auditor engaged  for the purpose of preparing or issuing an audit report or performing other audit, review or attest services.  The Committee shall set the compensation and have oversight responsibilities of the work of the Independent Auditor.  The Independent Auditor shall report directly to the Committee.

(c)           Preapproval of Services.  The Committee shall preapprove all auditing services and permitted non-audit services (including terms and fees) to be performed for the Company by its Independent Auditor, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Act which are approved by the Committee prior to the completion of the audit.  The Committee may delegate preapproval authority to its Chairman or to subcommittees consisting of one or more members so long as any decision to grant preapprovals is presented to the full Committee for informational purposes at its next scheduled meeting.   The Committee may provide for the preapproval of services through the adoption of additional pre-approval policies and procedures, provided the policies and procedures are detailed as to the particular services, the audit committee is informed of each service and the procedures do not include delegation to management of audit committee responsibilities under the Act.  Any internal control related services by the Independent Auditor will be specifically approved.

(d)           Advisers.  The Committee may, to the extent it deems necessary or appropriate to do so, retain independent legal, accounting or other advisers.  The Company will provide for appropriate funding, as the Committee determines, to compensate the Independent Auditor and any advisers employed by the Committee and to provide for ordinary administrative expenses of the Audit Committee that are necessary and appropriate for carrying out its duties.

4.             Responsibilities.  Subject to the provisions of Section 1, the Committee shall have the following duties, together with such other duties and responsibilities as the Board may delegate by resolution to the Committee from time to time.

(a)           Meetings.  The Committee shall meet as often as it determines necessary but not less frequently than quarterly.  Periodically, the Committee will meet in separate executive sessions with management, including the chief financial and accounting officer(s), the Independent Auditor and persons performing the internal audit function. The Committee may  request any officer or employee of the Company or the Company’s outside counsel or Independent Auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

(b)           Annual Review of Audit Committee Charter.  The Committee shall annually review and assess the adequacy of this Charter and make recommendations to the Board necessary to provide for the continued adequacy of the Charter to achieve its stated purpose.

(c)           Publication of Audit Committee Charter.  The Committee shall see that the Audit Committee Charter is included as an appendix to the Company’s  proxy statement for its annual meeting of stockholders, unless a copy has been included as an appendix to the Company’s proxy statement within the Company’s past three fiscal years.

(d)           Annual Review of Independence and Literacy of Audit Committee Members.  The Committee shall annually review and assess the independence and financial literacy of each Committee member and report its findings to the Board regarding such matters.

(e)           Selection, Evaluation and Replacement of Independent Auditor.  The Committee annually shall appoint a firm of independent public accountants as the Company’s Independent Auditor to audit and report on the Company’s annual financial statements that are required to be filed with the Securities and Exchange Commission on Form 10-K and to review the Company’s quarterly financial statements that are required to be filed with the Securities and Exchange Commission on Form 10-Q.  The Committee shall annually evaluate the  performance of the Independent Auditor and, if deemed appropriate, replace the Independent Auditor.  The Committee shall report its conclusions to the Board of Directors.

(f)            Review of Certain Items with Representatives of the Independent Auditor.  Annually and at such other times as may be appropriate, the Committee shall review and discuss with the Independent Auditor the following matters and shall take such actions with respect to the results of such reviews and discussions, including the making of recommendations to the Board, as may be appropriate and consistent with the duties of the Committee:

(i)            The plan for and scope of the annual audit of the Company’s financial statements.

(ii)           The fees proposed by the Company’s Independent Auditor for its services.

(iii)         The written disclosures and the letter from the Independent Auditor required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented.  The review shall include an active dialogue with the Independent Auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the Independent Auditor.  The Committee shall be responsible for taking appropriate action in response to the Independent Auditor’s report to satisfy itself of the Independent Auditor’s independence.  At least annually, the Committee also shall obtain and review a report by the Independent Auditor describing the Independent Auditor’s internal quality-control procedures, any material issues raised by the most recent internal quality-control review, or peer review, of the Independent Auditor, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the Independent Auditor, and any steps taken to deal with such issues.

(iv)          The matters required to be discussed with the Independent Auditor by SAS 61 (Codification of Statements on Auditing Standards, AU 380), as may be modified or supplemented, including the Independent Auditor’s judgments about the quality, not just the acceptability, of the Company’s accounting principles as applied in its financial reporting.(3)

(v)            The results of the annual audit.

(vi)          Any recommendations of the Independent Auditor with respect to internal controls and other financial matters, including any perceived weaknesses in the Company’s internal controls, policies, and procedures, any special steps taken to address material control deficiencies and any recommendations regarding disclosures about changes in internal control over financial reporting;

(vii)         Management’s report on internal control over financial reporting and the Independent Auditor’s attestation of the report;

(viii)        Critical accounting policies and practices to be used by the Company.

(ix)          Significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements;  any significant changes made by management in the basic accounting principles and reporting standards used in the preparation of the Company’s financial statements; all alternative treatments of financial information within generally accepted accounting principles related to material items that have been discussed with management, including the ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the Independent Auditor.

(x)           Material written communications between the Independent Auditor and management, such as (a) any engagement letter or independence letter, (b) any management letter, any schedule of unadjusted differences and a listing of adjustments and reclassifications not recorded, if any, and management’s responses thereto, and (c) any reports on observations and recommendations on internal controls.

(xi)          Assurances provided by the Independent Auditor with respect to the compliance of the audit with the requirements of Section 10.A(a) of the Act relating to the detection of certain illegal acts, the identification of certain related party transactions and an evaluation of the Company’s ability to continue as a going concern.

(xii)         The effect of regulatory and accounting initiatives on the Company’s financial statements.

(xiii)       The manner in which the Company’s internal accounting department works in connection with the Independent Auditor, including management’s responses to recommendations made and plans for future audit coverage.

(xiv)        The Company’s financial statements, including disclosures made in management’s discussion and analysis and the results of the Independent Auditor’s review of the quarterly financial statements.

(g)           Review and Discussions with Management.  The Committee shall review and discuss the following matters with the Company’s management, the Company’s accounting staff and persons

(3)           Other matters include, if applicable, selection of new or changes in significant accounting polices or their application, methods used to account for significant unusual transactions, management judgments and accounting estimates, the auditor’s judgment about the quality of the Company’s accounting principles and disagreements with management and difficulties encountered in the course of the work of the Independent Auditor, including any restrictions on the scope of activities or access to information.

performing the Company’s internal audit function, to the extent it deems such actions necessary or appropriate:

(i)            The audited financial statements, including disclosures made in management’s discussion and analysis.

(ii)           Quarterly financial statements, including disclosures made in management’s discussion and analysis;

(iii)         Earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies.  Such discussions may be done generally (e.g. as to the types of presentations made or the types of information disclosed)

(iv)          Policies with respect to risk assessment and risk management; major financial risk exposures and the steps management is taking to monitor and control such exposures.

(v)            Certifications of the  CEO and  CFO for the Form 10-K and Form 10-Q relating to disclosure controls and internal control, and any related disclosures about any significant deficiencies  in the design or operation of internal control over financial reporting or material weaknesses therein and any fraud, whether or not material,  involving management or other employees who have a significant role in the Company’s internal control over financial reporting.

(vi)          Items reviewed with the Independent Auditor under paragraph (f) of this Section 4.

(h)           Recommendation Regarding Inclusion of Audited Financial Statements in Annual Report.  Based on the review and discussions referred to in paragraphs (f) and (g)(i) of this Section 4 relating to the Independent Auditor, the annual financial statements and the audit, the Committee shall provide a recommendation to the Board of Directors as to whether the audited financial statements should be included in the Company’s Annual Report on Form 10-K for the fiscal year in question.

(i)            Internal Audit and Legal Matters.  To the extent it deems such actions necessary or appropriate, the Committee shall:

(i)            review the appointment, responsibilities,  compensation, performance, plan and replacement of persons performing the internal audit function;

(ii)           review significant reports prepared by persons performing the internal audit function together with management’s responses and follow up to these reports; and

(iii)         review with legal counsel legal matters that could significantly impact the Company’s financial statements.

(j)            Annual Audit Committee Report.  The Committee shall publish a report in the annual proxy statement of the Company over the printed signatures of each member of the Audit Committee which shall state whether it has performed the duties set forth in Sections 4.f.(iii), 4.f.(iv), 4.f.(v), 4.g(i) and 4.h above.

(k)           Information on Fees Billed.  The Committee shall ask the Independent Auditor to submit annually a written statement of the fees billed in each of the last two fiscal years for each of the following categories of services rendered by the Independent Auditor: audit services, audit related services, tax compliance, tax advice and tax planning services and other services.

(l)            Reports to the NASD.  The Committee shall confirm that  approximately once each year the Company has provided to the NASD written confirmation required by NASD rules  relating to the composition of the Audit Committee and review of the Audit Committee Charter.

(m)          Conflict of Interest and Business Conduct Policy.  The Committee shall review the process involved in the Company’s implementation of its Conflict of Interest and Business Conduct Policy.  The Committee will establish and monitor compliance under a code of ethics applicable to the chief executive officer and the chief financial officer satisfying the requirements of the Act.

(n)           Related Party Transactions.  The Committee shall review and approve any material transaction between the Company and any of its subsidiaries and related parties to such companies.

(o)           Complaints.   The Committee shall establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

(p)           External Comments.  The Committee will review with management and the Independent Auditor any published reports or any correspondence from governmental agencies which raise material issues regarding the Company’s accounting policies or financial statements.

5.         Compensation of Committee.  The Committee shall be compensated in accordance with the compensation policy that has been established for other committees of the Board.

1300 Main Street, P. O. Box 130

Atchison, Kansas  66002-0130

Phone: 913-367-1480

www.mgpingredients.com

[Logo]

MGP INGREDIENTS, INC.	PROXY

1300 Main Street, Atchison, Kansas 66002	PREFERRED STOCK

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints Cloud L. Cray, Jr., Laidacker M. Seaberg and Brian Cahill, or any of them, each with full power to appoint his substitute, proxies to vote, in the manner specified on the reverse hereof, all of the shares of Preferred Stock of MGP Ingredients, Inc. held by the undersigned at the Annual Meeting of stockholders to be held on October 13, 2005, or at any adjournment thereof.

The undersigned has received the Company’s Annual Report for 2005 and its Proxy Statement.

This Proxy is revocable and it shall not be voted if the undersigned is present and voting in person.

Stockholder’s Signature

Stockholder’s Signature

Dated
Please sign exactly as you name(s) appear above. Joint owners should each sign. Executors, trustees, custodian, etc., should indicate the capacity in which they are signing.

PLEASE RETURN THIS PROXY PROMPTLY IN THE ACCOMPANYING ENVELOPE.

(Continued from other side)

The Board of Directors Recommends a vote FOR the following proposals:

1.             Election of two Group B Directors for terms expiring in 2008.  The Board of Directors has nominated:

Randall M. Schrick            Laidacker M. Seaberg

☐  FOR both Nominees                      ☐  AUTHORITY WITHHELD from both Nominees

☐ AUTHORITY WITHHELD from the following Nominee:

2.             In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THE SHARES
WILL BE VOTED “FOR” BOTH NOMINEES UNDER PROPOSAL 1.

BE SURE TO SIGN AND DATE THE REVERSE SIDE OF THIS CARD.

[Logo]

MGP INGREDIENTS, INC.	PROXY

1300 Main Street, Atchison, Kansas 66002	COMMON STOCK

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints Cloud L. Cray, Jr., Laidacker M. Seaberg and Brian Cahill, or any of them, each with full power to appoint his substitute, proxies to vote, in the manner specified on the reverse hereof, all of the shares of Common Stock of MGP Ingredients, Inc. held by the undersigned at the Annual Meeting of stockholders to be held on October 13, 2005, or at any adjournment thereof.

The undersigned has received the Company’s Annual Report for 2005 and its Proxy Statement.

This Proxy is revocable and it shall not be voted if the undersigned is present and voting in person.

Stockholder’s Signature

Stockholder’s Signature

Dated
Please sign exactly as you name(s) appear above. Joint owners should each sign. Executors, trustees, custodian, etc., should indicate the capacity in which they are signing.

PLEASE RETURN THIS PROXY PROMPTLY IN THE ACCOMPANYING ENVELOPE.

(Continued from other side)

The Proxies are hereby given the following authority:

1.             Election of one Group A Director for a term expiring in 2008.  The Board of Directors has nominated:

Gary Gradinger

☐  FOR Nominee                                                 ☐  AUTHORITY WITHHELD from Nominee

2.             In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THE SHARES
WILL BE VOTED “FOR” THE NOMINEE UNDER PROPOSAL 1.

BE SURE TO SIGN AND DATE THE REVERSE SIDE OF THIS CARD.

September 22, 2005

TO:                            Participants in the MGP Ingredients, Inc.
Employee Stock Purchase Plan

Provisions of the MGP Ingredients, Inc. Employee Stock Purchase Plan (the “Plan”) entitle participants to instruct the Trustee of the Plan as to the voting of MGP Ingredients, Inc. Common Stock allocated to the accounts of participants.  Accordingly, please find enclosed a form of instruction card that will permit you to direct the Trustee as to the voting of Common Stock allocated to your accounts in the Plan with respect to proposals to be acted upon at the Annual Meeting of Stockholders of the Company to be held on October 13, 2005.

We are also enclosing a copy of the Company’s Annual Report for 2005 and its Proxy Statement, unless you are being mailed one as a record holder of Common Stock.

Please promptly complete and sign the instruction card and return it in the enclosed envelope.

Thank you.

Very truly yours,

/s/ Laidacker M. Seaberg
Laidacker M. Seaberg
President and Chief Executive Officer

MGP INGREDIENTS, INC. EMPLOYEE STOCK PURCHASE PLAN
C/O MGP Ingredients, Inc.
1300 Main Street, Atchison, Kansas 66002

INSTRUCTIONS FOR THE VOTING OF MGP INGREDIENTS, INC. COMMON STOCK

The undersigned hereby instructs United Missouri Bank of Kansas City, N.A. as Trustee of the MGP Ingredients, Inc. Employee Stock Purchase Plan (the “ESPP”), to vote, in the manner specified on the reverse hereof, all of the shares of Common Stock of MGP Ingredients, Inc. held by the ESPP and allocated to the account of the undersigned at the Annual Meeting of Stockholders to be held on October 13, 2005, or at any adjournment thereof.

The undersigned has received the Company’s Annual Report for 2005 and its Proxy Statement.

Accountholder’s Signature

Accountholder	Dated:

Number of Shares Allocated to Account:

PLEASE RETURN THIS INSTRUCTION CARD PROMPTLY IN THE ACCOMPANYING ENVELOPE.

(Continued from other side)

The Board of Director Recommends a vote FOR the following proposals:

1.             Election of one Group A Director for a term expiring in 2008.  The Board of Directors has nominated:

Gary Gradinger

☐  FOR Nominee                                                 ☐  AUTHORITY WITHHELD from Nominee

2.             In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED INSTRUCTION CARD IS RETURNED, THE SHARES WILL BE VOTED “FOR” THE NOMINEE UNDER PROPOSAL 1.

BE SURE TO SIGN AND DATE THE REVERSE SIDE OF THIS CARD.

September 22, 2005

TO:                            Participants in the
Employee Stock Ownership Plan

Provisions of the Employee Stock Ownership Plan (the “Plan”) entitle participants to instruct the Trustees of the Plan as to the voting of MGP Ingredients, Inc. Common Stock allocated to the accounts of participants.  Accordingly, please find enclosed a form of instruction card that will permit you to direct the Trustee as to the voting of Common Stock allocated to your accounts in the Plan with respect to proposals to be acted upon at the Annual Meeting of Stockholders of the Company to be held on October 13, 2005.

We are also enclosing a copy of the Company’s Annual Report for 2005 and its Proxy Statement, unless you are being mailed one as a record holder of Common Stock.

Please promptly complete and sign the instruction card and return it in the enclosed envelope.

Thank you.

Very truly yours,

/s/ Laidacker M. Seaberg
Laidacker M. Seaberg
President and Chief Executive Officer

MGP INGREDIENTS, INC. EMPLOYEE STOCK OWNERSHIP PLAN
c/o MGP Ingredients, Inc.
1300 Main Street, Atchison, Kansas 66002

INSTRUCTIONS FOR THE VOTING OF MGP INGREDIENTS, INC. COMMON STOCK

The undersigned hereby instructs Laidacker M. Seaberg, Brian Cahill, Dave Rindom, Richard Larson and Randy Schrick, as Trustees of the Employee Stock Ownership Plan indicated below (the “ESOP”), or any of them, to vote, in the manner specified on the reverse hereof, all of the shares of Common Stock of MGP Ingredients, Inc. held by the ESOP and allocated to the account of the undersigned at the Annual Meeting of stockholders to be held on October 13, 2005, or at any adjournment thereof.

The undersigned has received the Company’s Annual Report for 2005 and its Proxy Statement.

Name of ESOP:

Accountholder’s Signature

Accountholder	Dated:

Number of Shares Allocated to Account:

PLEASE RETURN THIS INSTRUCTION CARD PROMPTLY IN THE ACCOMPANYING ENVELOPE.

(Continued from other side)

The Board of Director Recommends a vote FOR the following proposals:

1.             Election of one Group A Director for a term expiring in 2008.  The Board of Directors has nominated:

Gary Gradinger

☐  FOR Nominee                                                 ☐  AUTHORITY WITHHELD from Nominee

2.             In their discretion, the Trustees are authorized to vote upon such other business as may properly come before the meeting.

IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED INSTRUCTION CARD IS RETURNED,
THE SHARES WILL BE VOTED “FOR” THE NOMINEE UNDER PROPOSAL 1.

BE SURE TO SIGN AND DATE THE REVERSE SIDE OF THIS CARD.